Exhibit 99.2

ZIMMER BIOMET HOLDINGS, INC.

Reconciliation of As Reported and As Revised Consolidated Statements of Earnings

For the Three Months Ended March 31, 2015 and June 30, 2015 and Six Months Ended June 30, 2015

(in millions, except per share amounts, unaudited)

	Three Months Ended March 31, 2015			Three Months Ended June 30, 2015			Six Months Ended June 30, 2015
	As Reported	Adjustment	As Revised	As Reported	Adjustment	As Revised	As Reported	Adjustment	As Revised
Cost of products sold	$278.7	$6.2	$284.9	$290.5	$3.8	$294.3	$569.2	$10.0	$579.2
Research and development	48.4	(0.1)	48.3	51.4	(0.1)	51.3	99.8	(0.2)	99.6
Selling, general and administrative	425.0	(0.9)	424.1	445.1	(0.9)	444.2	870.1	(1.8)	868.3
Special items	87.0	(0.2)	86.8	469.4	(0.2)	469.2	556.4	(0.4)	556.0
Operating expenses	859.5	5.0	864.5	1,297.1	2.6	1,299.7	2,156.6	7.6	2,164.2
Other (expense), net	(22.6)	—	(22.6)	(4.0)	(22.3)	(26.3)	(26.6)	(22.3)	(48.9)
Earnings (loss) before income taxes	231.8	(5.0)	226.8	(213.7)	(24.9)	(238.6)	18.1	(29.9)	(11.8)
Provision (benefit) for income taxes	55.0	0.7	55.7	(55.5)	(9.3)	(64.8)	(0.5)	(8.6)	(9.1)
Net (loss) earnings	176.8	(5.7)	171.1	(158.2)	(15.6)	(173.8)	18.6	(21.3)	(2.7)
Net (Loss) Earnings of Zimmer Biomet Holdings, Inc.	$177.1	$(5.7)	$171.4	$(158.0)	$(15.6)	$(173.6)	$19.1	$(21.3)	$(2.2)
Weighted Average Common Shares Outstanding - Diluted							174.2	(2.7)	171.5
Earnings (Loss) Per Common Share - Basic	$1.04	$(0.03)	$1.01	$(0.91)	$(0.09)	$(1.00)	$0.11	$(0.12)	$(0.01)
Earnings (Loss) Per Common Share - Diluted	$1.02	$(0.03)	$0.99	$(0.91)	$(0.09)	$(1.00)	$0.11	$(0.12)	$(0.01)
Net (Loss) Earnings of Zimmer Biomet Holdings, Inc.			$171.4			$(173.6)			$(2.2)
Inventory step-up and other inventory and manufacturing related charges			3.9			14.7			18.6
Certain claims			—			7.7			7.7
Intangible asset amortization			20.4			33.0			53.4
Special items			86.8			469.2			556.0
Biomet merger-related expenses in other expense, net			19.5			25.5			45.0
Interest expense on Biomet merger financing			8.5			61.5			70.0
Taxes on above items*			(43.6)			(161.1)			(204.7)

Adjusted Net Earnings			$266.9			$276.9			$543.8

* The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred

Diluted EPS			$0.99			$(1.00)			$(0.01)
Inventory step-up and other inventory and manufacturing related charges			0.02			0.08			0.11
Certain claims			—			0.04			0.04
Intangible asset amortization			0.12			0.19			0.30
Special items			0.50			2.67			3.18
Biomet merger-related expenses in other expense			0.11			0.15			0.25
Interest expense on Biomet merger financing			0.05			0.35			0.39
Taxes on above items*			(0.25)			(0.92)			(1.19)
Effect of dilutive shares assuming net earnings**			—			0.02			0.05

Adjusted Diluted EPS			$1.54			$1.58			$3.12

* The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred

** Diluted share count used in Adjusted Diluted EPS:
Diluted shares						173.0			171.5
Dilutive shares assuming net earnings						2.6			2.7

Adjusted diluted shares						175.6			174.2

Adjusted Diluted EPS, as reported			$1.58			$1.59			$3.17
Cost of products sold revision			(0.04)			(0.02)			(0.06)
Selling, general and administrative revision			—			0.01			0.01

Adjusted Diluted EPS, as revised			$1.54			$1.58			$3.12

ZIMMER BIOMET HOLDINGS, INC.

Reconciliation of As Reported and As Revised Consolidated Statements of Earnings

For the Quarterly and Year End Periods in the Calendar Year December 31, 2014

(in millions, except per share amounts, unaudited)

	Three Months Ended March 31, 2014			Three Months Ended June 30, 2014			Three Months Ended September 30, 2014			Three Months Ended December 31, 2014			Year Ended December 31, 2014
	As Reported	Adjustment	As Revised	As Reported	Adjustment	As Revised	As Reported	Adjustment	As Revised	As Reported	Adjustment	As Revised	As Reported	Adjustment	As Revised
Cost of products sold	$303.7	$1.8	$305.5	$331.6	$(4.0)	$327.6	$296.7	$(0.8)	$295.9	$310.7	$3.1	$313.8	$1,242.7	$0.1	$1,242.8
Research and development	47.4	(0.1)	47.3	48.0	(0.1)	47.9	46.0	(0.1)	45.9	46.5	(0.2)	46.3	187.9	(0.5)	187.4
Selling, general and administrative	444.5	(1.9)	442.6	436.1	10.0	446.1	423.8	(1.0)	422.8	440.0	(0.8)	439.2	1,744.4	6.3	1,750.7
Special items	36.6	(0.4)	36.2	62.3	(0.1)	62.2	66.4	(0.5)	65.9	177.2	(0.4)	176.8	342.5	(1.4)	341.1
Operating expenses	861.4	(0.6)	860.8	922.0	5.8	927.8	853.2	(2.4)	850.8	994.9	1.7	996.6	3,631.5	4.5	3,636.0
Earnings before income taxes	285.9	0.6	286.5	236.4	(5.8)	230.6	227.4	2.4	229.8	194.2	(1.7)	192.5	943.9	(4.5)	939.4
Provision for income taxes	64.8	1.1	65.9	60.3	(1.7)	58.6	62.1	(5.2)	56.9	37.7	1.1	38.8	224.9	(4.7)	220.2
Net earnings	221.1	(0.5)	220.6	176.1	(4.1)	172.0	165.3	7.6	172.9	156.5	(2.8)	153.7	719.0	0.2	719.2
Net Earnings of Zimmer Biomet Holdings, Inc.	$221.5	$(0.5)	$221.0	$176.5	$(4.1)	$172.4	$165.5	$7.6	$173.1	$156.6	$(2.8)	$153.8	$720.1	$0.2	$720.3

Earnings Per Common Share - Basic	$1.31	$—	$1.31	$1.05	$(0.03)	$1.02	$0.98	$0.04	$1.02	$0.92	$(0.01)	$0.91	$4.26	$—	$4.26
Earnings Per Common Share - Diluted	$1.29	$—	$1.29	$1.03	$(0.02)	$1.01	$0.96	$0.05	$1.01	$0.91	$(0.02)	$0.89	$4.19	$0.01	$4.20

Net Earnings of Zimmer Biomet Holdings, Inc.			$221.0			$172.4			$173.1			$153.8			$720.3
Inventory step-up and other inventory and manufacturing related charges			11.7			13.5			7.7			3.4			36.3
Certain claims			—			21.8			(0.3)			—			21.5
Intangible asset amortization			29.2			22.2			20.6			20.5			92.5
Special items			36.2			62.2			65.9			176.8			341.1
Biomet merger-related expenses in other expense, net			—			10.0			10.4			19.2			39.6
Taxes on above items*			(24.3)			(35.3)			(27.7)			(66.0)			(153.3)

Adjusted Net Earnings			$273.8			$266.8			$249.7			$307.7			$1,098.0

* The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred
Diluted EPS			$1.29			$1.01			$1.01			$0.89			$4.20
Inventory step-up and other inventory and manufacturing related charges			0.07			0.08			0.04			0.02			0.21
Certain claims			—			0.13			—			—			0.13
Intangible asset amortization			0.17			0.13			0.12			0.12			0.54
Special items			0.21			0.36			0.38			1.03			1.99
Biomet merger-related expenses in other expense			—			0.06			0.06			0.11			0.23
Taxes on above items*			(0.15)			(0.21)			(0.16)			(0.39)			(0.90)

Adjusted Diluted EPS			$1.59			$1.56			$1.45			$1.78			$6.40

* The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred
Adjusted Diluted EPS, as reported			$1.60			$1.58			$1.45			$1.80			$6.44
Cost of products sold revision			(0.01)			0.02			—			(0.02)			—
Selling, general and administrative revision			0.01			(0.06)			0.01			—			(0.04)
Taxes on above items*			(0.01)			0.02			(0.01)			—			—

Adjusted Diluted EPS, as revised			$1.59			$1.56			$1.45			$1.78			$6.40

* The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred

ZIMMER BIOMET HOLDINGS, INC.

Reconciliation of As Reported and As Revised Consolidated Statements of Earnings

For the Quarterly and Year End Periods in the Calendar Year December 31, 2013

(in millions, except per share amounts, unaudited)

	Three Months Ended March 31, 2013			Three Months Ended June 30, 2013			Three Months Ended September 30, 2013			Three Months Ended December 31, 2013			Year Ended December 31, 2013
	As Reported	Adjustment	As Revised	As Reported	Adjustment	As Revised	As Reported	Adjustment	As Revised	As Reported	Adjustment	As Revised	As Reported	Adjustment	As Revised
Cost of products sold	$291.2	$(5.9)	$285.3	$322.1	$(5.9)	$316.2	$327.3	$(2.4)	$324.9	$339.5	$0.8	$340.3	$1,280.1	$(13.4)	$1,266.7
Research and development	53.3	(0.1)	53.2	54.9	(0.1)	54.8	49.0	(0.1)	48.9	46.2	(0.1)	46.1	203.4	(0.4)	203.0
Selling, general and administrative	448.5	(2.5)	446.0	434.0	(2.6)	431.4	419.0	(2.8)	416.2	457.3	(1.6)	455.7	1,758.8	(9.5)	1,749.3
Special items	33.1	(3.3)	29.8	75.2	(0.2)	75.0	44.9	(0.1)	44.8	60.8	(0.1)	60.7	214.0	(3.7)	210.3
Operating expenses	839.0	(11.8)	827.2	957.6	(8.8)	948.8	861.1	(5.4)	855.7	924.1	(1.0)	923.1	3,581.8	(27.0)	3,554.8
Earnings before income taxes	283.7	11.8	295.5	196.0	8.8	204.8	198.4	5.4	203.8	303.0	1.0	304.0	981.1	27.0	1,008.1
Provision for income taxes	65.7	1.9	67.6	44.3	3.1	47.4	44.3	2.2	46.5	67.6	0.4	68.0	221.9	7.6	229.5
Net earnings	218.0	9.9	227.9	151.7	5.7	157.4	154.1	3.2	157.3	235.4	0.6	236.0	759.2	19.4	778.6
Net Earnings of Zimmer Biomet Holdings, Inc.	$218.6	$9.9	$228.5	$152.1	$5.7	$157.8	$154.4	$3.2	$157.6	$235.9	$0.6	$236.5	$761.0	$19.4	$780.4

Earnings Per Common Share - Basic	$1.30	$0.05	$1.35	$0.90	$0.03	$0.93	$0.91	$0.02	$0.93	$1.38	$0.01	$1.39	$4.49	$0.11	$4.60
Earnings Per Common Share - Diluted	1.28	0.06	1.34	0.89	0.03	0.92	0.90	0.02	0.92	1.36	—	1.36	4.43	0.11	4.54

Net Earnings of Zimmer Biomet Holdings, Inc.			$228.5			$157.8			$157.6			$236.5			$780.4
Inventory step-up and other inventory and manufacturing related charges			8.0			16.4			47.7			16.6			88.7
Certain claims			—			47.0			—			—			47.0
Intangible asset amortization			12.9			24.4			20.9			20.3			78.5
Special items			29.8			75.0			44.8			60.7			210.3
Taxes on above items*			(18.4)			(52.3)			(36.1)			(29.1)			(135.9)

Adjusted Net Earnings			$260.8			$268.3			$234.9			$305.0			$1,069.0

* The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred
Diluted EPS			$1.34			$0.92			$0.92			$1.36			$4.54
Inventory step-up and other inventory and manufacturing related charges			0.05			0.10			0.28			0.10			0.52
Certain claims			—			0.28			—			—			0.27
Intangible asset amortization			0.08			0.14			0.12			0.12			0.46
Special items			0.17			0.44			0.26			0.35			1.22
Taxes on above items*			(0.11)			(0.31)			(0.22)			(0.17)			(0.79)

Adjusted Diluted EPS			$1.53			$1.57			$1.36			$1.76			$6.22

* The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred
Adjusted Diluted EPS, as reported			$1.48			$1.54			$1.35			$1.76			$6.13
Cost of products sold revision			0.04			0.03			0.01			—			0.08
Selling, general and administrative revision			0.02			0.02			0.01			—			0.06
Taxes on above items*			(0.01)			(0.02)			(0.01)			—			(0.05)

Adjusted Diluted EPS, as revised			$1.53			$1.57			$1.36			$1.76			$6.22

* The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred

ZIMMER BIOMET HOLDINGS, INC.

Reconciliation of As Reported and As Revised Consolidated Balance Sheet

As of December 31, 2014

(in millions)

	December 31, 2014
	As Reported	Adjustment	As Revised
Inventories	$1,169.0	$24.3	$1,193.3
Total Current Assets	4,289.0	24.3	4,313.3
Property, plant and equipment, net	1,288.8	(3.5)	1,285.3
Intangible assets	603.5	—	603.5
Other assets	939.2	2.5	941.7
Total Assets	9,634.7	23.3	9,658.0
Accounts payable	167.1	(21.9)	145.2
Income taxes payable	72.4	7.9	80.3
Total Current Liabilities	1,038.0	(14.0)	1,024.0
Long-term income tax payable	181.7	8.2	189.9
Deferred income taxes	45.9	—	45.9
Total Liabilities	3,112.1	(5.8)	3,106.3
Retained earnings	8,285.2	76.9	8,362.1
Accumulated other comprehensive income	85.9	(47.8)	38.1
Total Zimmer Biomet Holdings, Inc. stockholders’ equity	6,520.8	29.1	6,549.9
Total Stockholders Equity	6,522.6	29.1	6,551.7

ZIMMER BIOMET HOLDINGS, INC.

Reconciliation of As Reported and As Revised Consolidated Statement of Cash Flows

For the Nine Month Period Ended September 30, 2014

(in millions)

	Nine Months Ended September 30, 2014
	As Reported	Adjustments	As Revised
Net earnings	$562.5	$3.0	$565.5
Changes in operating assets and liabilities, net of effect of acquisitions:
Income taxes	(134.3)	(5.9)	(140.2)
Inventories	(134.2)	1.5	(132.7)
Accounts payable and accrued expenses	6.5	(9.4)	(2.9)
Other assets and liabilities	92.2	10.8	103.0